UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRONTEGRA FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Frontegra Mastholm International Equity Fund

January 15, 2010

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders (the “Meeting”) of the Frontegra Mastholm International Equity Fund (the “Fund”) to be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 on February 26, 2010, at 10:00 a.m., local time, to vote on an important proposal affecting the Fund.  We are asking shareholders of the Fund to approve a new subadvisory agreement between Frontegra Asset Management, Inc., the investment adviser to the Fund (“Frontegra”), and Mastholm Asset Management, LLC, the subadviser to the Fund (“Mastholm”).

As discussed in more detail in the enclosed Proxy Statement, the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Corporation”) unanimously selected Mastholm to replace New Star Institutional Managers Limited (“New Star”) as subadviser to the Fund. The Board terminated the subadvisory agreement between Frontegra and New Star (the “Previous Agreement”) effective October 12, 2009.  Since this date, pursuant to Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”), Mastholm has provided subadvisory services to the Fund under an interim subadvisory agreement (the “Interim Agreement”) approved by the Board.  In connection with the change in subadviser, the name of the Fund was changed from the “Frontegra New Star International Equity Fund” to the “Frontegra Mastholm International Equity Fund.”  The Interim Agreement will remain in effect until Fund shareholders approve a new subadvisory agreement (the “New Agreement”) or March 11, 2010, whichever is sooner.  The fees to be paid to Mastholm under the New Agreement will be identical to the fees paid to New Star under the Previous Agreement.

The Board believes that the selection of Mastholm to manage the Fund’s portfolio is in the best interests of the Fund’s shareholders.

The question and answer section that follows discusses the proposal to approve the New Agreement.  The Proxy Statement itself provides greater detail about the proposal.  The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to authorize a proxy to vote your shares, which is commonly known as proxy voting, or to vote in person at the Meeting:

•

Mail: Complete and return the enclosed proxy card(s).

•

Internet: Access the website shown on your proxy card(s) and follow the online instructions.

•

Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•

In person: Attend the special shareholder meeting on February 26, 2010.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the Meeting, you can vote in advance using one of the other methods.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

William D. Forsyth III

President of Frontegra Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.

Why am I receiving this Proxy Statement?

A.

The Board unanimously selected Mastholm to replace New Star as subadviser to the Fund and terminated the Prior Agreement effective October 12, 2009.  Since this date, pursuant to Rule 15a-4 of the 1940 Act, Mastholm has served as subadviser to the Fund under the Interim Agreement.  The Interim Agreement will remain effective for 150 days from its effective date or until the New Agreement is approved by shareholders, whichever is sooner.  Accordingly, we are asking shareholders to approve the New Agreement.

Q.

How does the change in subadviser affect the Fund?

A.

The Fund and its investment objective have not changed.  You will still own the same number of shares in the Fund and the value of your investment will not change.  The New Agreement contains identical terms with respect to the services provided by Mastholm as the subadviser and the identical fee structure as the Prior Agreement, and is discussed in more detail in the enclosed Proxy Statement.

Q.

Will the investment advisory and subadvisory fees be the same upon approval of the New Agreement?

A.

The investment advisory fee applicable to the Fund will be the same as the fee in effect prior to the change in subadviser because the investment advisory agreement between the Corporation, on behalf of the Fund, and Frontegra will not be affected.  Additionally, the subadvisory fee will be the same as the fee in effect prior to the change in subadviser.  The subadvisory fee will continue to be paid by Frontegra and not by the Fund.

Q.

How does the Board recommend that I vote?

A.

After careful consideration, the members of the Board, the majority of whom are not “interested persons” of the Corporation as defined in the 1940 Act, recommend that you vote FOR approval of the New Agreement.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.

How can I authorize a proxy or vote my shares?

A.

You may choose from one of the following options, as described in more detail on the proxy card(s):

•

By mail, using the enclosed proxy card(s) and return envelope;

•

By telephone, using the toll-free number on your proxy card(s);

•

Through the Internet, using the website address on your proxy card(s); or

•

In person at the shareholder meeting.

IMPORTANT INFORMATION FOR SHAREHOLDERS

FRONTEGRA FUNDS, INC.

Frontegra Mastholm International Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Frontegra Mastholm International Equity Fund (the “Fund”), a series of Frontegra Funds, Inc. (the “Corporation”), will be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 on February 26, 2010, at 10:00 a.m., local time, for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Meeting.

1.

To approve a new subadvisory agreement between Mastholm Asset Management, LLC (“Mastholm”) and Frontegra Asset Management, Inc. (“Frontegra”).

The Board of Directors of the Corporation recommends that shareholders vote FOR the proposal.

Only shareholders of record of the Fund at the close of business on December 31, 2009, the record date for this Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.  The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

William D. Forsyth III

Secretary of Frontegra Funds, Inc.

Northbrook, Illinois

January 15, 2010

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Fund’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your authorization of a proxy by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

January 15, 2010

FRONTEGRA FUNDS, INC.

Frontegra Mastholm International Equity Fund

400 Skokie Boulevard, Suite 500
Northbrook, Illinois  60062

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors (the “Board”) of the Frontegra Mastholm International Equity Fund (the “Fund”), a series of Frontegra Funds, Inc. (the “Corporation”), for voting at a special meeting of shareholders (the “Meeting”) to be held on February 26, 2010, at 10:00 a.m., local time, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  The Corporation is an open-end management investment company, organized as a Maryland corporation.  The purpose of the Meeting is to seek shareholder approval of a new subadvisory agreement between Mastholm Asset Management, LLC (“Mastholm”) and Frontegra Asset Management, Inc. (“Frontegra”) and to transact such other business as may be properly brought before the Meeting.

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about January 15, 2010, or as soon as practicable thereafter.

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Fund.  In addition to the solicitation by mail, certain officers and representatives of the Corporation, officers and employees of Frontegra and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  The Altman Group has been retained as proxy tabulator.

A proxy is enclosed with respect to the shares you own in the Fund.  If you return a properly executed proxy, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full share is entitled to one vote and each fractional share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Corporation a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on February 26, 2010:  The Notice of Meeting, Proxy Statement and
Proxy Card are available at www.proxyonline.com/docs/frontegra.pdf.

If you need additional copies of this Proxy Statement or proxy card, please contact the Corporation at 1-888-825-2100, by e-mail at merickson@frontier-partners.com or in writing at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  To obtain directions to attend the Meeting, please call 1-888-825-2100.  For a free copy of the Corporation’s annual report for the fiscal year ended June 30, 2009 or the most recent semi-annual report, please contact the Corporation at 1-888-825-2100, by e-mail at merickson@frontier-partners.com or in writing at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.

BACKGROUND TO PROPOSAL

At an in-person meeting held on October 2, 2009, the Board, including a majority of the “disinterested” directors as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously selected Mastholm Asset Management, LLC (“Mastholm”) to replace New Star Institutional Managers Limited (“New Star”) as subadviser to the Fund.  The Board terminated the subadvisory agreement with New Star (the “Prior Agreement”) effective October 12, 2009 and approved an interim subadvisory agreement with Mastholm (the “Interim Agreement”).  Effective October 12, 2009, Mastholm assumed the investment advisory responsibilities for the Fund’s portfolio pursuant to the Interim Agreement.  At an in-person meeting held on November 17, 2009, the Board, including a majority of Independent Directors, approved a new subadvisory agreement with Mastholm (the “New Agreement”) pursuant to which Mastholm would continue to provide investment advisory services to the Fund, pending shareholder approval of the New Agreement.

As discussed further below, the Board’s decision to replace New Star with Mastholm was based on numerous factors, including Fund performance and personnel changes and recent organizational changes at New Star.  In reaching its decision, the Board reviewed Frontegra’s analysis in finding prospective subadvisers.  Frontegra screened and researched numerous potential replacements, reducing the list to a few firms that met Frontegra’s criteria with respect to strategy and performance before recommending Mastholm.  The Board also reviewed Mastholm’s history, the credentials and experience of its senior personnel and portfolio managers and its investment and research process.  Based on these and other factors, the Board determined that it is in the best interests of the Fund and its shareholders to replace New Star with Mastholm as subadviser to the Fund.  Accordingly, the Board terminated the Prior Agreement effective October 12, 2009 and approved the Interim and New Agreements pursuant to which Mastholm provides investment advisory services to the Fund.

The Interim Agreement became effective on October 12, 2009 and will continue in effect until Fund shareholders approve the New Agreement or March 11, 2010, whichever is sooner.  Rule 15a-4 of the 1940 Act, permits a fund to enter into an interim advisory or subadvisory agreement that can only be effective for 150 days, or until shareholders approve a new agreement.  Accordingly, Mastholm will not be able to serve as the Fund’s subadviser beyond March 11, 2010, 150 days after the effective date of the Interim Agreement, unless the New Agreement is approved by shareholders.  Upon shareholder approval, the New Agreement will be in effect for an initial two-year period from the date of its effectiveness.

If shareholders of the Fund do not approve the New Agreement, the Interim Agreement between Frontegra and Mastholm will terminate and the Board will take such actions as it considers to be in the best interests of the shareholders of the Fund, which may include retaining another subadviser, seeking exemptive relief from the SEC or liquidating the Fund.

The form of the New Agreement is attached to this Proxy Statement as Exhibit A.  The terms of the New Agreement are identical to the terms of the Prior Agreement with respect to services provided by the subadviser and has the identical fee structure.  The material terms of the New Agreement and Prior Agreement are compared below under Proposal 1.

PROPOSAL 1

APPROVAL OF THE NEW AGREEMENT BETWEEN
FRONTEGRA AND MASTHOLM

At the Meeting, shareholders of the Fund will be asked to approve the New Agreement, to become effective following shareholder approval at the Meeting.  The New Agreement contains identical terms with respect to the services provided by Mastholm as the subadviser and the identical fee structure as the Prior Agreement.  Under the New Agreement, Mastholm provides continuous advice and recommendations concerning the investments of the Fund and is responsible for selecting the broker-dealers who execute the portfolio transactions.  The Board last approved the Prior Agreement on February 17, 2009 as part of its review of a change in control of New Star.  The Prior Agreement was last approved by the Fund’s shareholders on August 27, 2009.

Compensation Paid to Mastholm

Under the New Agreement, Mastholm is compensated by Frontegra for its investment advisory services at the annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to an expense cap agreement, subject to a minimum of 0.33% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Corporation, on behalf of the Fund, Frontegra contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund do not exceed 0.75% of the Fund’s average daily net asset value.  The expense cap agreement will continue in effect until October 31, 2010 with successive renewal terms of one year unless terminated by Frontegra or the Corporation prior to any such renewal.  The fee structure under the New Agreement is identical to the fee structure under the Prior Agreement.

During the fiscal year ended June 30, 2009, New Star was subadviser to the Fund and received $910,068 as compensation for its subadvisory services to the Fund.  There were no brokerage commissions paid by the Fund to affiliated brokers for the Fund’s fiscal year ended June 30, 2009.

Information about Mastholm

Mastholm specializes in the management of international equity investment portfolios.  Mastholm is located at 601 Union Street, Suite 3720, Seattle, Washington 98101.  Mastholm provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Mastholm provides advice to institutional accounts, a registered investment company sub-portfolio and two institutional commingled funds.  As of November 30, 2009, Mastholm had approximately U.S. $1.6 billion under management.

Executive Officers and Directors of Mastholm.  Thomas M. Garr is a Managing Director, Chief Operating Officer and Chief Compliance Officer of Mastholm.  Theodore J. Tyson is a Managing Director and Chief Investment Officer of Mastholm.  Robert L. Gernstetter is a Director of Mastholm responsible for management and client matters.  Douglas R. Allen is a Director of Mastholm.  Stephen P. Arnold is Director of Trading of Mastholm.  Andrew J. Elofson is a Director of Mastholm.  The above persons may be deemed to be control persons of Mastholm due to their ownership in and/or position with the firm.  The address of the all of the above individuals is c/o Mastholm Asset Management, LLC, 601 Union Street, Suite 3720, Seattle, Washington 98101.

Portfolio Management Team.  Mastholm’s portfolio management team is responsible for the day-to-day management of the Fund’s portfolio.  All team members work together to develop investment strategies and select securities for the Fund.

Douglas R. Allen has been a Director and Portfolio Manager at Mastholm since 1999 and was an International Investment Analyst at American Century Investment Management from 1995 to 1999.

Andrew J. Elofson has been a Director and Portfolio Manager at Mastholm since 2005 and was an analyst at Mastholm from 2002 to 2005.

Daniel Y. Kim has been a Portfolio Manager at Mastholm since 2006 and was an analyst at Mastholm from 2004 to 2006.

Theodore J. Tyson is the Chief Investment Officer and a Portfolio Manager of Mastholm.  Prior to forming Mastholm in 1997, Mr. Tyson was the founder and head of international equity at American Century Investment Management, which he joined in 1988.  He has been in the investment business since 1984.

In addition to serving as subadviser to the Fund, Mastholm serves as subadviser to a sub-portfolio of a fund that has a similar investment objective to the Fund, as provided below:

Fund	Asset Size as of October 31, 2009	Management Fee	Aggregate Annual Fee Rate Paid to Subadvisers*
Masters’ Select International Fund	$1,288,493,000	1.06%	0.552%

______________________
*

The investment adviser to this fund pays this fee to six subadvisers, including Mastholm, for providing subadvisory services to sub-portfolios of the fund.  Mastholm receives a portion of this fee.

Comparison of the New Agreement and Prior Agreement

A copy of the New Agreement is attached to this Proxy Statement as Exhibit A.  The following description of the New Agreement is only a summary; however, all material terms of the New Agreement have been included in the summary.  You should refer to Exhibit A for the New Agreement, and the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to Exhibit A.

The subadvisory services to be provided by Mastholm as the subadviser and the fee structure under the New Agreement are identical as under the Prior Agreement.  The structure of the New Agreement has been changed so that it only applies to the Fund rather than multiple Frontegra Funds.

Subadvisory Services.  Both the New Agreement and Prior Agreement provide that the subadviser serves as the Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under both Agreements, the subadviser provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  Additionally, under both Agreements, the subadviser will provide services in accordance with the Fund’s investment policies and restrictions and will manage the Fund in accordance with the Corporation’s compliance policies and procedures.

Management Fees.  Both the New Agreement and Prior Agreement contain the identical fee structure.  Under this fee structure, Frontegra pays the subadviser at an annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to an expense cap agreement, subject to a minimum of 0.33% of the Fund’s average daily net assets.

Duration and Termination.  Both Agreements provide that the Agreement will continue in effect for two years from the effective date for the Fund, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act.  Both Agreements will begin for the Fund after it has been approved in accordance with the 1940 Act and after the Exhibit relating to such Fund has been executed.  Both Agreements provide that they may be terminated, without penalty, at any time on 60 days’ prior written notice by vote of the majority of the Board or by vote of a majority of the outstanding voting securities of the Fund without the payment of a penalty, or by the subadviser upon 120 days’ written notice to Frontegra, the Corporation and the Fund.

Payment of Expenses.  Both the New Agreement and Prior Agreement provide that the subadviser will pay all expenses incurred by it in connection with its activities under the Agreement and that the subadviser will not be responsible for any expenses of the Fund or Frontegra.  Both Agreements contain a provision to clarify that the subadviser will pay the expenses relating to costs of any special meeting of directors or shareholders convened for the primary benefit of the subadviser.

Limitation on Liability.  Both the New Agreement and Prior Agreement provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the subadviser will not be liable for any error of judgment, mistake of law or for any loss suffered by Frontegra, the Corporation, the Fund or its shareholders in connection with its services.  Both Agreements provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, Frontegra will not be liable to the subadviser for any act, omission or loss suffered in connection with its services.  Both Agreements provide that nothing in the Agreements shall constitute a waiver or limitation of any rights that the Corporation or any shareholder of the Corporation may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Board Approval and Recommendation

The Board, including a majority of the Independent Directors, approved the New Agreement at a meeting held on November 17, 2009.  In reaching its decision, the Board considered that the terms of the New Agreement are substantially the same as the terms of the Prior Agreement.  The Board also considered the presentation by Mastholm and information received at its October 2, 2009 meeting, and other materials received at the November 17, 2009 meeting.  These materials included Mastholm’s Form ADV and Code of Ethics, information regarding Mastholm’s compliance program, personnel and financial condition, memoranda prepared by the Corporation’s legal counsel and Mastholm’s responses to detailed requests submitted on behalf of the Board.  Additionally, the Board reviewed the subadvisory fees that would be payable by Frontegra under the New Agreement, which are identical to the subadvisory fees payable under the Prior Agreement, and the fact that no changes would be made to the expense cap agreement between the Corporation and Frontegra on behalf of the Fund.  In approving the New Agreement on November 17, 2009, the Board considered the following factors and made the following conclusions:

Nature, extent and quality of the services provided.  The Board reviewed and considered Mastholm’s non-US equity investment strategy and experience as an international manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board considered that the services provided by Mastholm under the New Agreement would not change from those provided by New Star under the Prior Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by Mastholm to the Fund was appropriate and that the Fund was likely to benefit from services provided by Mastholm under the New Agreement.

Investment performance of Mastholm.  The Board reviewed historical performance data for Mastholm’s Non-US Growth Equity Composite.  The Board concluded that Mastholm appeared to have an effective non-US growth investment process.

Subadvisory fees.  The Board reviewed and considered the subadvisory fee payable by Frontegra to Mastholm under the New Agreement.  The Board also reviewed information regarding Mastholm’s fee structures for other investment fund portfolios.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and profitability.  The Board did not consider the cost of services provided by Mastholm under the New Agreement or the profitability to Mastholm from its relationship with the Fund because it did not view these factors as relevant given that the subadvisory fee is paid by Frontegra.

Economies of scale.  Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to Mastholm.  The Board considered information presented regarding any benefits to Mastholm from serving as subadviser to the Fund (in addition to the subadvisory fee).  The Board noted that, in the future, Mastholm may receive consulting services from Frontier Partners, Inc., an affiliate of Frontegra.  The Board concluded that, taking into account this potential benefit, the subadvisory fee was reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the New Agreement were fair and reasonable and in the best interest of the shareholders of the Fund.

The Board recommends that shareholders of the Fund vote FOR the approval of the New Agreement.

ADDITIONAL INFORMATION

Voting Information

Record Date.  Only shareholders of record at the close of business on December 31, 2009 (the “Record Date”) will be entitled to vote at the Meeting and at any postponement or adjournment thereof.  As of the Record Date, 16,825,889.986 shares of the Fund were issued and outstanding.

Quorum.  In order for a vote on the Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Fund eligible to vote at the Meeting.  The presence at the Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote constitutes a quorum for the Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Meeting, or the vote required to approve the Proposal is not obtained, the chairman of the Meeting, in order to permit the further solicitation of proxies, may adjourn the Meeting with respect to the Proposal from time to time to a date not more than 120 days after the original record date of the Meeting without further notice other than announcement at the Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass Proposal.  In order for the New Agreement to be approved, the Agreement must be approved by the holders of a “majority of the outstanding voting securities” of the Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

Voting Proxies.  Shareholders may provide their voting instructions through mail, telephone touch-tone voting or Internet voting.  These options require shareholders to input a control number which is located on the proxy card.  After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal.  Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  In addition to confirming their voting instructions prior to submission, shareholders who vote via the Internet will, upon request, receive an e-mail confirming their instructions.

If a shareholder wishes to attend the Meeting, the shareholder may still submit the proxy card originally sent with this Proxy Statement.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call the Corporation toll-free at 1-888-825-2100.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Corporation, at the address for the Corporation shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the Proxy Statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting.

The Board, at any time, may elect to withdraw the Proposal from consideration at the Meeting.  A decision to withdraw the Proposal may arise if, because of changed circumstances, the Proposal is either no longer necessary or appropriate.  Should the Board elect to withdraw the Proposal, the Proposal will not be presented at the Meeting, and any proxies received regarding that Proposal will not be voted.  If time permits, shareholders will be notified if the Proposal is withdrawn.

Other Shareholder Information.  As of the Record Date, each officer and director individually, and the officers and directors as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  As of the Record Date, the following persons are known by the Corporation to own beneficially or of record 5% or more of the outstanding shares of the Fund:

	Number of Shares	Percentage of Fund

Patterson & Co FBO its Customers*	3,923,837.205	23.32%
for Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28262-8522

JP Morgan Chase Bank NA*	3,225,241.479	19.17%
Employees Retirement Plan
of Bose Corporation
4 New York Plaza, 15th floor
New York, NY 10004-2413

JP Morgan Chase Bank*	2,633,686.095	15.65%
Bose Employees Ret Svngs 401(k)
c/o JP Morgan Ret Pln Svcs
9300 Ward Pkwy
Kansas City, MO 64114-3317

John F. Collins Tr*	1,975,779.771	11.74%
Winthrop University Hospital
259 1st St
Mineola, NY 11501-3957

Amalgamated Bank of Chicago*	1,970,985.552	11.71%
1 W. Monroe St.
Chicago, IL 60603-5384

SEI Private Trust Company*	1,619,111.404	9.62%
FBO its Customers
One Freedom Valley Drive
Oaks, PA 19456-9989
New York Racing Association Inc.*	1,466,148.694	8.71%
PO Box 90
Jamaica, NY 11417-0090

_______________________

*  The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Information about Frontegra

Frontegra is registered as an investment adviser under the 1940 Act.  Frontegra’s principal offices are located at 400 Skokie Boulevard, Suite 500, Northbrook Illinois 60062.  As of November 30, 2009, Frontegra had approximately $1.4 billion in assets under management.  William D. Forsyth III is the President and 100% owner of Frontegra.

Principal Underwriter and Administrator

Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal underwriter of the Fund’s shares.  The Distributor and Frontegra are affiliates.  U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Fund’s administrator.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Dated: January 15, 2010

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Exhibit A

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is entered into as of the ____ day of __________, 20__ between Frontegra Asset Management, Inc. (“Adviser”) and Mastholm Asset Management, LLC (“Subadviser”).

W I T N E S S E T H

WHEREAS, Frontegra Funds, Inc., a Maryland corporation (the “Corporation”), is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Adviser (the “Advisory Agreement”), the Corporation has retained Adviser to act as its investment adviser;

WHEREAS, the Advisory Agreement permits Adviser to delegate certain of its duties to a subadviser, subject to the requirements of the 1940 Act; and

WHEREAS, Adviser desires to retain Subadviser as subadviser with respect to the Frontegra Mastholm International Equity fund (the “Fund”).

NOW, THEREFORE, Adviser and Subadviser mutually agree as follows:

1.

Appointment as Subadviser.  Adviser hereby retains Subadviser to act as subadviser for the Fund, subject to the supervision of Adviser and the Board of Directors of the Corporation and subject to the terms of this Agreement, and Subadviser agrees to accept such employment.

2.

Duties of Subadviser.

(a)

Investments.  Subject to the 1940 Act, the direction of Adviser, the Board of Directors of the Corporation, the investment policies and restrictions of the Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures, Subadviser is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the accounts of the Fund (the “Investments”).  In providing these services, Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  Adviser will provide Subadviser with reasonable assistance in connection with Subadviser’s activities under this Agreement, including without limitation, information concerning the Fund, the daily funds available for investment and general affairs of the Corporation.

(b)

Allocation of Brokerage.  Subject to the supervision of Adviser and the Board of Directors of the Corporation, Subadviser is authorized and directed to establish and maintain accounts on behalf of the Fund, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadviser may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadviser will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

The Subadviser may cause the Fund to pay a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and the other accounts as to which the Subadviser exercises investment discretion, (ii) such commission is paid in compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

To the extent not prohibited by applicable law, if Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Subadviser, it may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

(c)

Securities Transactions.  Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to any Fund; provided, however, Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable law and the Fund’s procedures or in accordance with an exemptive order.

(d)

Books and Records.  Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Adviser in a timely manner all information relating to Subadviser’s services under this Agreement.  The Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.  All books and records remain the sole property of the Corporation and shall be immediately surrendered to the Corporation upon request, provided that Subadviser may retain a copy of the books and records.  Upon request during any business day, all books and records maintained under this Agreement immediately will be made available to the Corporation or Adviser.

(e)

Information Concerning Investments.  As Adviser or the Board of Directors of the Corporation may reasonably request, Subadviser will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may request.  As mutually agreed upon, Subadviser also will provide the Fund and Adviser periodic economic and investment analyses and reports or other investment services normally available to Subadviser’s other clients.  Upon reasonable advance notice, Subadviser will make its officers and employees available to meet with Adviser and the Corporation’s Board of Directors at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Fund.  Subadviser will inform the Corporation and Adviser of changes in investment strategy, tactics, ownership or key personnel.  Subadviser also will provide information or perform additional acts as are customarily performed by a subadviser or which are required for the Fund or Adviser to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  Subadviser acknowledges receipt of a Custody Agreement for the Fund and, to the extent within its control, will comply with the requirements of the Custody Agreement.  On each business day, Subadviser will provide the Fund’s custodian with information relating to all transactions concerning the Fund’s assets as Adviser or the custodian requests.

(g)

Voting of Proxies.  Subadviser shall vote all securities in which it invests the Fund’s assets in accordance with any policies adopted by the Board of Directors of the Fund.

(h)

Agent.  Subject to any other written instructions of Adviser, the Corporation or the Fund, Subadviser is hereby appointed as Adviser’s, the Corporation’s and the Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply with all laws, rules and regulations applicable to the business of the Adviser and the Corporation, including but not limited to the Advisers Act, the 1940 Act and the rules and regulations thereunder.  The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Adviser or the Corporation hereunder as soon as possible after the execution of any such documents.

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadviser and its directors, officers, partners, employees and interested persons will act in accordance with all applicable law.  Subadviser will act in accordance with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”), compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Fund’s Prospectuses, policies and procedures (collectively, “Governing Instruments and Regulatory Filings”) and any instructions or directions of the Corporation, its Board of Directors or Adviser which whenever practicable the Adviser or the Corporation shall provide in writing.  Adviser will provide Subadviser with any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available, and upon receipt, Subadviser will act in accordance with such amendments, supplements or other changes.

(j)

Corporation’s Name; Adviser’s Name.  Subadviser will have no rights relating to the Corporation’s name, the Fund’s name or in the name “Frontegra” as it is used in connection with investment products, services or otherwise, and Subadviser will make no use of such names without the express written consent of the Corporation, the Fund or Adviser, as the case may be; provided that notwithstanding anything in this Agreement, Subadviser shall be entitled to use the Fund’s name and the name “Frontegra” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization.

(k)

Personal Securities Transactions.  Subadviser will observe and comply with Rule 17j-l under the 1940 Act.  Upon request during any business day, Subadviser immediately will make available to Adviser or any Fund any reports concerning the Fund required to be made by Subadviser pursuant to Rule 17j-1 under the 1940 Act.

(l)

Fair Valuation.  In accordance with the valuation procedures adopted by the Board of Directors of the Corporation, as amended from time to time, Subadviser shall provide appropriate assistance with fair valuation of those securities in which it invests Fund assets for which readily available market prices are unavailable.

(m)

Regulatory Filings.  Subadviser will provide a back-up certification to Adviser in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports on Form N-CSR and Form N-Q with respect to matters of which Subadviser has firsthand knowledge.

(n)

Compliance Oversight.  Subadviser agrees to cooperate with periodic reviews of Subadviser’s compliance program by the Fund’s compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  Subadviser agrees to provide to the Fund copies of its compliance program and such additional information and certifications as may reasonably be requested by the Fund’s compliance personnel.  Subadviser agrees to promptly notify the Adviser of any material compliance violations which affect the Fund.

(o)

Section 15(c) Request for Information.  Subadviser shall provide such information as may reasonably be requested by the Board of Directors of the Corporation under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

3.

Services Exclusive.  Except as consented to by the Adviser in writing (which consent shall not be unreasonably withheld), during the term of this Agreement and for a period of one year thereafter, Subadviser (and its successors) and any person or entity controlled by Subadviser other than individual employees, will not act as investment adviser or subadviser or render investment advice to or sponsor, promote or distribute any investment company or comparable entity registered under the 1940 Act that is in the same Lipper category as any Fund.

4.

Duties of Adviser.  Adviser will continue to be responsible for all services to be provided to the Fund pursuant to the Advisory Agreement, and shall oversee and review Subadviser’s performance under this Agreement.

5.

Independent Contractor.  Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Fund or Adviser in any way or otherwise be deemed an agent of the Corporation, the Fund or Adviser.

6.

Compensation.  Adviser will pay Subadviser a fee (the “Subadvisory Fee”) for its services to the Fund at an annual rate set forth on Exhibit A.  The Subadvisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.

7.

Expenses.  The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions and other transaction charges, if any) purchased or sold by the Fund.  Subadviser will, from time to time at its sole expense, employ such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.  In addition, Subadviser shall pay the expenses relating to costs of any special meeting of directors or shareholders convened for the primary benefit of Subadviser.

Except to the extent provided in Section 7 hereof, the Subadviser shall not be responsible for the Fund’s or the Adviser’s expenses.  Specifically, Subadviser will not be responsible for expenses of the Fund or the Adviser, including, but not limited to, the following:  (a) charges and expenses for determining the Fund’s net asset value and the maintenance of the Fund’s books and records and related overhead; (b) the charges and expenses of the Fund’s lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Fund; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (g) expenses related to shareholders’ and directors’ meetings (save in relation to any meetings convened for the primary benefit of Subadviser as referred to above), and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature; (h) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act, if any; and (i) compensation payable to the Fund’s directors.

8.

Representations and Warranties of Subadviser.  Subadviser represents and warrants to Adviser, the Corporation, and the Fund as follows:

(a)

Subadviser is registered as an investment adviser under the Advisers Act;

(b)

Subadviser will not engage in any futures transactions or options thereon on behalf of the Fund prior to Subadviser filing a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor under the CEA;

(c)

Subadviser is a limited liability company duly organized and validly existing under the laws of the State of Washington with the power to carry on its business as it is now being conducted;

(d)

The execution, delivery and performance by Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action on the part of its members, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadviser governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadviser;

(e)

This Agreement is a valid and binding agreement of Subadviser;

(f)

Subadviser has provided its current (and will provide all amendments thereto) Form ADV to Adviser, and each Form ADV provided to Adviser is and will be a true and complete copy of the form filed with the SEC and, to the best of Subadviser’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(g)

Subadviser has provided its Code of Ethics to Adviser along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Corporation’s Board of Directors for approval no later than six months after its adoption of the material changes.  During the term of this Agreement, Subadviser will annually certify to the Corporation’s Board of Directors that it has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto;

(h)

Subadviser will provide a back-up certification in a form reasonably satisfactory to each party relating to each annual and semi-annual report filed on Form N-CSR by the Corporation;

(i)

Subadviser has adopted, maintains and implements written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P; and

(j)

Subadviser has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act.

9.

Representations and Warranties of Adviser.  Adviser represents and warrants to Subadviser, as follows:

(a)

Adviser is registered as an investment adviser under the Advisers Act;

(b)

Adviser is a corporation duly organized and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the retention of Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)

This Agreement is a valid and binding agreement of Adviser and the Corporation on behalf of the Fund; and

(e)

Adviser has provided to Subadviser the Corporation’s current Registration Statement on Form N-1A, and agrees to provide Subadviser with all supplements or amendments thereto and to advise Subadviser promptly in writing of any changes in a  Fund’s investment policies or restrictions.

10.

Survival of Representations and Warranties.  All representations and warranties made by the parties pursuant to Sections 8 and 9 will survive for the duration of this Agreement, and the parties will immediately notify Adviser and the Corporation in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.  In addition, the parties will deliver to Adviser and the Fund copies of any material amendments, supplements or updates to any of the information provided to Adviser within 15 days after becoming available.

11.

Liability and Indemnification.

(a)

Liability.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of Subadviser of its duties or obligations under this Agreement, the Subadviser shall not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by the Adviser, the

Corporation, the Fund, or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser and the Corporation, and their respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Adviser shall indemnify the Subadviser and its managing members, officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties and obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

12.

Duration and Termination.

(a)

Duration.  This Agreement shall begin with respect to the Fund after it has been approved in accordance with the requirements of the 1940 Act and Exhibit A relating to the Fund has been executed by the Adviser and Subadviser and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation  shall be specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Corporation, including a majority of the directors who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:  (i) by the vote of a majority of the Board of Directors of the Corporation, by the vote of a majority of the outstanding voting securities of the Fund or by Adviser, in each case upon not more than 60 days’ written notice; or (ii) by Subadviser upon not less than 120 days’ written notice to Adviser, the Corporation, and the Fund.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

13.

Amendment.  This Agreement may be amended with respect to the Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board of Directors of the Corporation cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of the Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of the Fund.  If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, Adviser will notify Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

14.

Confidentiality.  Subject to the duties of the Subadviser to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, the Subadviser shall, during the term of this Agreement and for a period of 5 years thereafter, treat as confidential all non-public information pertaining to the Fund and the actions of Subadviser, the Adviser and the Corporation in respect thereof.  Information disclosed in voluntary and required reports to shareholders of the Corporation and to regulatory authorities or otherwise in the public domain other than by action of the Subadviser is deemed to be public information.  Subadviser agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Subadviser has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to Fund shareholders in compliance with Regulation S-P.  Subadviser will not share any nonpublic personal information concerning Fund shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

15.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

Corporation and Adviser:

Frontegra Funds, Inc.
Frontegra Asset Management, Inc.
Attention: William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, IL  60062
Fax: (847) 509-9845

Subadviser:

Mastholm Asset Management, LLC

Attention:  Thomas M. Garr

601 Union Street, Suite 3720

Seattle, WA  98101

Fax:  (206) 621-1226

16.

Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Illinois without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

17.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

18.

Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser.  With the exception of such parties, no other party shall have any rights hereunder.

19.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

20.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  The term “investment adviser” shall have such meaning as such term has in the Advisers Act or the

1940 Act, as the case may be.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.

Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

Attest:

MASTHOLM ASSET MANAGEMENT, LLC

By:

Name:

Thomas M. Garr

Title:

Managing Director

Attest:

Exhibit A

Frontegra Mastholm International Equity Fund

Subadvisory Fee

Sixty percent (60%) of the net fee received by the Adviser after giving effect to any contractual or voluntary expense cap borne by Adviser; provided, however, that the Subadvisory Fee shall not be less than an annual rate of 0.33 of 1% of the Fund’s average daily net assets.

Executed as of this ____ day of __________, 20__.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

MASTHOLM ASSET MANAGEMENT, LLC

By:

Name:

Thomas M. Garr

Title:

Managing Director

PROXY CARD FOR
Frontegra Mastholm International Equity Fund Proxy for Special Meeting of Shareholders – February 26, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of the Frontegra Mastholm International Equity Fund, a series of Frontegra Funds, Inc. (the “Corporation”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 10:00 a.m., local time, on February 26, 2010, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois  60062, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

Shareholder Name and Address Here

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-796-6898.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Frontegra Mastholm International Equity Fund Special Meeting of Shareholders to Be Held on February 26, 2010:

The proxy statement for this meeting is available at: www.proxyonline.com/docs/frontegra.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

Frontegra Mastholm International Equity Fund

Proxy for Special Meeting of Shareholders — February 26, 2010

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

NOTE: Please sign exactly as your name appears on the records of Frontegra Funds, Inc. and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

CALL:	To vote your proxy by phone, call toll-free 1-866-796-6898 and enter the control number found on the reverse side of this proxy card.
LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	Shareholder sign here Date
Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Frontegra Mastholm International Equity Fund

CONTROL NUMBER

123456789123

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE FEBRUARY 26, 2010.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this using any of the methods found on the reverse side of this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Directors of Frontegra Funds, Inc., which unanimously recommends that you vote FOR the Proposal.  Please vote by checking the appropriate box.

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. To approve a new subadvisory agreement between Mastholm Asset Management, LLC and Frontegra Asset Management, Inc.	□	□	□
2. To vote and otherwise represent the undersigned on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR YOUR PARTICIPATION.